[Letterhead of Kramer Levin Naftalis & Frankel LLP]

                                 April 30, 1999



Cornerstone Funds
67 Wall Street
New York, New York   10005

               Re:    Cornerstone New York Muni Fund
                      File No. 2-82710
                      ------------------------------


Gentlemen:

        We  hereby   consent  to  the  reference  to  our  firm  as  counsel  in
Post-Effective Amendment No. 22 to Registration Statement No. 2-82710.


                                         Very truly yours,



                                         /s/ Kramer Levin Naftalis & Frankel LLP